UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

HERITAGE-CRYSTAL CLEAN, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Project Tiger Employee FAQ

1.	What did Heritage-Crystal Clean announce?

•

We announced that Crystal Clean has agreed to be acquired by an investment affiliate of J.F. Lehman & Company (JFLCO), a leading private equity investment firm focused on the aerospace, defense, maritime and environmental sectors, for $1.2 billion, returning us to our roots as a private company.

•	This transaction is an exciting step forward that we believe will enhance our ability to deliver the essential, environmentally-focused solutions our customers expect from us.

•	Until the transaction is completed, which we expect to happen in the fourth quarter of 2023, we will continue to operate as an independent and publicly traded company.

2.	Why are we taking this step?

•	We believe this transaction represents the best path forward for Crystal Clean.

•

As a private company under JFLCO’s ownership, Crystal Clean will operate with added flexibility, allowing us to build on our industry leadership as we continue delivering essential solutions for our customers.

3.	Who is JFLCO?

•	JFLCO is a private equity investment firm focused exclusively on the aerospace, defense, maritime and environmental sectors.

•	For three decades, they have invested in companies with proven, market-leading engineering and technical capabilities, involving specialized products and services where performance is critical.

•

JFLCO has a strong track record of successfully investing in the environmental sector, with over 30 acquisitions completed since 2012 including companies such as Waste Control Specialists, NRC, Entact, NorthStar, Lone Star Disposal, Sprint Energy Services and more.

4.	What does this mean for employees?

•	As we work with JFLCO to take advantage of opportunities for further growth, we expect all of our stakeholders – including our valued team members – to benefit.

•	JFLCO has shared their deep respect for our business as well as for the strength and talent of our team. This was an important consideration in JFLCO’s decision to acquire the company.

•	Right now, you should not expect any changes – it is business as usual and we are counting on everyone to stay focused on their day-to-day responsibilities and on serving our customers.

5.	Will there be any changes to my job as a result of the transaction?

•	At this time, there are no agreements in place regarding management as the singular focus of negotiations was on achieving the best possible outcome for Crystal Clean shareholders.

•	Our focus is on completing the transaction and thinking ahead to the areas of opportunity for our company.

•	Rest assured that our leadership team and JFLCO both agree that our employees are the heart of Crystal Clean and the key to our success.

•	There are still many details that will need to be worked out as we make the transition to becoming a private company.

•	As always, we are committed to communicating with you as transparently as possible throughout this process, and will provide updates as we have more information to share.

6.	Will there be changes to benefits, compensation or reporting structures?

•	It is business as usual – including all employees benefits, compensation and reporting structures.

•	We do not expect benefits, compensation or reporting structures to change after the transaction.

7.	Will our company’s culture and values change?

•	No. We remain fully committed to our mission, vision and values.

•	Importantly, JFLCO understands our strengths and recognizes the incredible talent of our employees, which makes them an ideal partner for our business.

8.	Will the management team continue to lead Crystal Clean?

•	The entire leadership team remains fully committed to Heritage-Crystal Clean and is focused on completing this transaction.

•	JFLCO has shared their deep respect for Crystal Clean’s business as well as for the strength and talent of our team.

•	There are still many details that need to be worked out once the transaction is closed.

•	We look forward to next steps in the transaction process and expect to share more as we make progress towards closing.

9.	What will happen to any stock we own?

•	For employees who are shareholders of Crystal Clean, upon closing of the transaction, you will receive $45.50 in cash for each share of Crystal Clean that you own.

•

For employees who hold restricted stock awards or restricted stock unit awards (“Company Equity Awards”), upon the consummation of the transaction, all unvested Company Equity Awards will become vested (and cancelled) and you will receive a cash payment equal to $45.50 for each share subject to such unvested Company Equity Award, less applicable taxes.

10.	What should I tell customers who ask about this announcement?

•	You can tell customers that, while this is an exciting announcement for our company, it’s business as usual, and we will continue to operate normally.

•	In short, nothing is changing for our customers or how we serve them.

11.	Who should I reach out to with further questions?

•	If you have other questions, please reach out to your manager.

12.	What should I do if other third parties reach out to me?

•	It’s important that we speak with one unified voice. Consistent with our policy, please do not engage with any outside parties, including media, and instead forward all inquiries to Mark.

13.	What are the next steps now?

•	Today is just day one of a much longer process as we work to close the transaction.

•	We are committed to ensuring a seamless transition for all of our stakeholders and will communicate along the way as there are developments and milestones we can share.

Participants in the Solicitation

Crystal Clean and JFLCO and their respective directors, executive officers and other members of management and employees, under Securities and Exchange Commission (“SEC”) rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Crystal Clean in favor of the proposed transaction. Information about Crystal Clean’s directors and executive officers is set forth in Crystal Clean’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on May, 1, 2023. To the extent holdings of Crystal Clean’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the interests of Crystal Clean’s participants in the solicitation, which may, in some cases, be different than those of Crystal Clean ’s stockholders generally, will be set forth in Crystal Clean’s proxy statement relating to the proposed transaction when it becomes available.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Crystal Clean. by JFLCO. In connection with the proposed transaction, Crystal Clean intends to file relevant materials with the SEC, including Crystal Clean’s proxy statement in preliminary and definitive form. INVESTORS AND STOCKHOLDERS OF CRYSTAL CLEAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING CRYSTAL CLEAN’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. INVESTORS AND SECURITY HOLDERS ARE OR WILL BE ABLE TO OBTAIN THE DOCUMENTS (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Crystal Clean by directing a request to Mark DeVita, EVP & CFO, at mark.devita@crystal-clean.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward-Looking Statements

This communication contains forward-looking statements. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the completion of the proposed merger and the expected timing of the completion of the proposed merger, the management of the Company upon completion of the proposed merger and the Company’s plans upon completion of the proposed merger. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are often accompanied by words that convey projected future events or outcomes such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” “intend,” “will,” “may,” “view,” “opportunity,” “potential,” or words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. There can be no assurance that actual results, performance, or achievements of the Company will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual future results, performance or achievements may differ materially from historical results or those anticipated depending on a variety of factors, some of which are beyond the control of the Company, including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger; risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; the Company’s ability to retain and hire key personnel in light of the proposed merger; certain restrictions during the pendency of the proposed merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the ability of the buyer to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed merger; potential litigation relating to the proposed merger that could be instituted the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; the effect of the announcement of the proposed merger on the Company’s relationships with its customers, operating results and business generally; and the risk that the proposed merger will not be consummated in a timely manner, if at all. The Company refers you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Form 10-K for the fiscal year ended December 31, 2022, and comparable sections of the Company’s Quarterly Reports on Form 10-Q and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this communication are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this communication. Forward-looking statements speak only as of the date they are made and the Company does not undertake any obligation to update, revise or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.